                     FUND PARTICIPATION AGREEMENT AMENDMENT


This Fund Participation Agreement Amendment hereby amends the Fund Participation Agreement dated June 1999, as amended, between the First Allmerica Financial Life Insurance Company, and each of Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Variable Investment Fund ("Agreement"), in the following manner:

The Agreement is amended to replace Exhibit B in its entirety by the revised Exhibit B, attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Fund Participation Agreement Amendment as of December 19, 2000.


                                   FIRST ALLMERICA FINANCIAL LIFE
                                   INSURANCE COMPANY

                                   By: /s/ Mark S. Hug

                                   Its: Chief Financial Officer

Attest:  /s/ Kathleen DeNicholas


                                   THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.

                                   By:  /s/ Steven F. Newman

                                   Its: Secretary

Attest: /s/ Judy Gubring


                                   DREYFUS VARIABLE INVESTMENT FUND

                                   By:/s/ Steven F. Newman

                                   Its:Assistant Secretayr


Attest: /s/ Judy Gubring


                                   DREYFUS INVESTMENT PORTFOLIOS



                                   By:/s/ Steven F. Newman

                                   Its:Secretary

Attest: /s/ Judy Gubring

                                                     EXHIBIT B

                                             CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      CONTRACT 1                      CONTRACT 2                       CONTRACT 3
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Kemper Gateway Elite            Kemper Gateway Custom            Kemper Gateway Advisor
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Y                                Y
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-10285                       333-10395                        333-63089
--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3025-96                        A3026-96                         A3027-98
NUMBERS
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account KG of First    Separate Account KGC of First    Separate Account KG of First
NAME/DATE ESTABLISHED       Allmerica Financial Life        Allmerica Financial Life         Allmerica Financial Life
                            Insurance Company               Insurance Company                Insurance Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-7769                        811-7771                         811-7769
--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS / ADVISER        Dreyfus Investment Portfolios:  Dreyfus Investment Portfolios:   Dreyfus Investment Portfolios:
                            - Dreyfus MidCap Stock          - Dreyfus MidCap Stock           - Dreyfus MidCap Stock
                              Portfolio                       Portfolio                        Portfolio

                            DREFUS SOCIALLY RESPONSIBLE     Drefus Socially Responsible      Drefus Socially Responsible
                            GROWTH FUND, INC.               Growth Fund, Inc                 Growth Fund, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------

                                               EXHIBIT B (continued)

                                             CONTRACTS OF THE COMPANY

--------------------------- ------------------------------- -------------------------------- -------------------------------
                                      CONTRACT 4                      CONTRACT 5                       CONTRACT 6
--------------------------- ------------------------------- -------------------------------- -------------------------------
CONTRACT/PRODUCT NAME       Kemper Gateway (TBD)            ValuePlus Assurance
--------------------------- ------------------------------- -------------------------------- -------------------------------
REGISTERED (Y/N)            Y                               Pending
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     333-90541                       Pending
--------------------------- ------------------------------- -------------------------------- -------------------------------
REPRESENTATIVE FORM         A3030-99                        1036-99
NUMBERS
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEPARATE ACCOUNT            Separate Account KG of First    FUVUL Separate Account  of
NAME/DATE ESTABLISHED       Allmerica Financial Life        First Allmerica Financial Life
                            Insurance Company               Insurance Company
--------------------------- ------------------------------- -------------------------------- -------------------------------
SEC REGISTRATION NUMBER     811-7769                        Pending
--------------------------- ------------------------------- -------------------------------- -------------------------------
PORTFOLIOS / ADVISER        Dreyfus Investment              Dreyfus Variable Investment
                            Portfolios:                     Fund:
                            - Dreyfus MidCap Stock          - Dreyfus Capital Appreciation
                              Portfolio                       Portfolio
                                                            - Dreyfus Quality Bond
                            Drefus Socially Responsible          Portfolio
                            Growth Fund, Inc.
                                                            Dreyfus Socially Responsible
                                                            Growth Fund, Inc.
--------------------------- ------------------------------- -------------------------------- -------------------------------